UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2025

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14501 N Fwy, Fort Worth, Texas 76177
(Address of Principal Executive Offices) (Zip Code)

(682) 549-6600

(Registrant’s Telephone Number, Including Area Code)

None

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amended and Restated Severance Agreements

On August 12, 2025, Farmer Bros. Co. (the “Company”) entered into a second amended and restated severance agreement (collectively, the “A&R Severance Agreements”) with each of John Moore, President and Chief Executive Officer, Vance Fisher, Chief Financial Officer, and Jared Vitemb, Vice President, General Counsel, Chief Compliance Officer and Secretary (collectively, the “Executives”). The A&R Severance Agreements amend and restate the amended and restated severance agreements (the “Prior Severance Agreements”) that the Company previously entered into with the Executives to: (1) revise the definition of Good Reason to provide that a material reduction in an Executive’s base salary would constitute Good Reason except for a reduction that occurred at any time other than the one-year period after a change in control (the “Change in Control Period”) and that was applicable to all executives or employees of the Company and (2) provide that if a qualifying termination occurred during the Change in Control Period that the Executive would receive two times the Executive’s annual target short-term incentive plan (“STIP”) payment for the year of the qualifying termination instead of a prorated portion of the STIP award.

With the exception of the amendments described above, the terms of the A&R Severance Agreements remained the same as the Prior Severance Agreements. For additional information regarding the terms of the A&R Severance Agreements, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2023.

Bonus Pool Agreements

On August 12, 2025, the Company entered into Bonus Opportunities Letter Agreements with each of the Executives whereby (1) Mr. Moore, Mr. Fisher and Mr. Vitemb are eligible to receive $400,000, $350,000 and $200,000, respectively (the “Bonus Allocations”) if the Company closes a change in control transaction (the “Performance Target”) by January 1, 2026, (2) if the Performance Target is not met by January 1, 2026, the Bonus Allocations will be reduced in half and distributed to the Executives on the first payroll date after January 1, 2026 and (3) if the Performance Target is not met by January 1, 2026, the Compensation Committee of the Board of Directors of the Company will grant Mr. Moore $300,000 of performance-based restricted stock units (“PBRSUs”), Mr. Fisher $75,000 of PBRSUs and Mr. Vitemb $37,500 of PBRSUs, subject to the determination of the performance period and performance goals, on January 2, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     August 14, 2025

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Jared Vitemb VP, General Counsel, Secretary and Chief Compliance Officer